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                                                                   EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Experts" and "Selected Consolidated Financial Data," and to the use of our reports dated October 14, 1996, in Amendment No. 3 to the Registration Statement (Form S-1, No. 333-10099) and related Prospectus of AMERISAFE, Inc. for the registration of 12,650,000 shares of its common stock.




Dallas, Texas                                 ERNST & YOUNG LLP
October 15, 1996